UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: July 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INSTITUTIONAL TRUST

WESTERN ASSET SMASH SERIES C FUND

FORM N-Q

JULY 31, 2013

WESTERN ASSET SMASH SERIES C FUND

Schedule of Investments (unaudited)	July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 83.7%
CONSUMER DISCRETIONARY - 8.6%
Automobiles - 2.3%
Ford Motor Co., Senior Notes	4.750%	1/15/43	$1,160,000	$1,057,614
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	1,430,000	1,763,549
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	390,000	433,167
Hyundai Capital America, Senior Notes	2.125%	10/2/17	30,000	29,307	(a)

Total Automobiles				3,283,637

Household Durables - 0.1%
NVR Inc., Senior Notes	3.950%	9/15/22	60,000	58,260

Internet & Catalog Retail - 1.3%
QVC Inc., Senior Secured Notes	4.375%	3/15/23	1,950,000	1,863,784	(a)

Media - 4.9%
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	1,500,000	1,466,444	(a)
Time Warner Cable Inc., Debentures	7.300%	7/1/38	230,000	235,049
Time Warner Inc., Senior Debentures	7.700%	5/1/32	3,740,000	4,871,956
Time Warner Inc., Senior Notes	6.250%	3/29/41	240,000	271,737

Total Media				6,845,186

TOTAL CONSUMER DISCRETIONARY				12,050,867

CONSUMER STAPLES - 7.4%
Beverages - 2.9%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	130,000	150,288
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	1,030,000	968,277
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	220,000	247,411
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	1,000,000	970,202
Heineken NV, Senior Notes	1.400%	10/1/17	390,000	381,686	(a)
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	1,000,000	1,128,783	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	190,000	197,477	(a)

Total Beverages				4,044,124

Food & Staples Retailing - 0.0%
CVS Corp., Pass-Through Trust, Secured Bonds	5.789%	1/10/26	21,200	23,214	(a)

Food Products - 0.9%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	272,000	308,789
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	700,000	702,183
Mondelez International Inc., Senior Notes	5.375%	2/10/20	248,000	279,982

Total Food Products				1,290,954

Tobacco - 3.6%
Altria Group Inc., Senior Notes	9.700%	11/10/18	750,000	1,005,239
Altria Group Inc., Senior Notes	9.250%	8/6/19	1,090,000	1,453,462
Altria Group Inc., Senior Notes	4.750%	5/5/21	370,000	398,578
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	340,000	415,524
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	730,000	712,173
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	250,000	232,261
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	130,000	124,743
Reynolds American Inc., Senior Notes	6.750%	6/15/17	300,000	348,364
Reynolds American Inc., Senior Notes	3.250%	11/1/22	410,000	388,916

Total Tobacco				5,079,260

TOTAL CONSUMER STAPLES				10,437,552

ENERGY - 17.3%
Energy Equipment & Services - 0.4%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	310,000	391,145
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	90,000	99,359

Total Energy Equipment & Services				490,504

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES C FUND

Schedule of Investments (unaudited) (cont’d)	July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - 16.9%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	$600,000	$759,380
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	1,600,000	1,568,430
Chevron Corp., Senior Notes	2.427%	6/24/20	570,000	565,838
Chevron Corp., Senior Notes	3.191%	6/24/23	820,000	809,882
ConocoPhillips, Notes	6.500%	2/1/39	280,000	361,381
Devon Energy Corp., Senior Notes	3.250%	5/15/22	1,320,000	1,274,017
Enterprise Products Operating LLC, Senior Notes	5.250%	1/31/20	620,000	697,067
Enterprise Products Operating LLC, Senior Notes	3.350%	3/15/23	4,450,000	4,300,961
Hess Corp., Notes	8.125%	2/15/19	170,000	216,598
Hess Corp., Notes	7.875%	10/1/29	170,000	216,888
Kerr-McGee Corp., Notes	6.950%	7/1/24	630,000	760,736
Kinder Morgan Energy Partners LP, Senior Notes	3.950%	9/1/22	120,000	119,831
Noble Energy Inc., Senior Notes	4.150%	12/15/21	130,000	135,039
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	1,200,000	1,122,012
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,307,000	1,405,025
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	2,270,000	2,067,096
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	450,000	466,525
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	3,500,000	3,502,923
Petroleos Mexicanos, Senior Notes	3.500%	1/30/23	2,994,000	2,746,995	(a)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	20,000	22,115
Sinopec Group Overseas Development 2012 Ltd., Senior Notes	2.750%	5/17/17	490,000	497,538	(a)
Williams Cos. Inc., Notes	7.875%	9/1/21	115,000	139,130

Total Oil, Gas & Consumable Fuels				23,755,407

TOTAL ENERGY				24,245,911

FINANCIALS - 20.0%
Capital Markets - 1.7%
Goldman Sachs Group Inc., Senior Notes	2.375%	1/22/18	1,000,000	989,062
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	200,000	216,103
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	9/16/13	320,000	0	(b)(c)(d)(e)(f)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	465,000	0	(b)(c)(d)(e)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	180,000	0	(b)(c)(d)(e)
Merrill Lynch & Co. Inc., Senior Notes	6.400%	8/28/17	120,000	137,245
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	400,000	461,677
Morgan Stanley, Senior Notes	4.750%	3/22/17	10,000	10,756
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	110,000	121,454
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	400,000	427,638

Total Capital Markets				2,363,935

Commercial Banks - 9.1%
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	130,000	131,322
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	3,220,000	3,325,555
BNP Paribas SA, Senior Notes	2.375%	9/14/17	880,000	888,213
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	3.950%	11/9/22	900,000	866,213
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	270,000	291,600	(a)(f)(g)
Intesa Sanpaolo SpA, Senior Notes	3.125%	1/15/16	800,000	793,564
Intesa Sanpaolo SpA, Senior Notes	3.875%	1/16/18	1,000,000	973,226
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	108,590	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	550,000	576,662	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	345,000	447,864	(a)(f)(g)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	220,000	224,689
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	2,210,000	2,123,224
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	9/16/13	880,000	861,300	(f)(g)
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	100,000	109,022

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES C FUND

Schedule of Investments (unaudited) (cont’d)	July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks - continued
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	$610,000	$585,127
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	490,000	490,000

Total Commercial Banks				12,796,171

Consumer Finance - 1.8%
American Express Co., Subordinated Debentures	6.800%	9/1/66	440,000	471,350	(g)
SLM Corp., Senior Notes	3.875%	9/10/15	1,260,000	1,289,925
Toyota Motor Credit Corp., Senior Notes	1.250%	10/5/17	720,000	705,128

Total Consumer Finance				2,466,403

Diversified Financial Services - 5.6%
Bank of America Corp., Senior Notes	3.875%	3/22/17	100,000	105,897
Bank of America Corp., Senior Notes	5.750%	12/1/17	200,000	225,711
Bank of America Corp., Senior Notes	7.625%	6/1/19	400,000	488,886
Citigroup Inc., Senior Notes	6.000%	8/15/17	200,000	226,939
Citigroup Inc., Senior Notes	8.500%	5/22/19	80,000	102,188
Citigroup Inc., Senior Notes	4.500%	1/14/22	850,000	897,115
Citigroup Inc., Senior Notes	6.875%	3/5/38	800,000	983,432
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	420,000	436,682
General Electric Capital Corp., Notes	5.300%	2/11/21	750,000	823,043
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	500,000	534,375	(g)
ING US Inc., Senior Notes	2.900%	2/15/18	1,840,000	1,837,183	(a)
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	10,000	11,334
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	1,320,000	1,227,782

Total Diversified Financial Services				7,900,567

Insurance - 1.4%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	1,500,000	1,710,828
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	190,000	236,935	(a)

Total Insurance				1,947,763

Thrifts & Mortgage Finance - 0.4%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	505,000	555,197

TOTAL FINANCIALS				28,030,036

HEALTH CARE - 9.1%
Health Care Equipment & Supplies - 2.8%
Baxter International Inc., Senior Notes	3.200%	6/15/23	2,710,000	2,660,746
Medtronic Inc., Senior Notes	3.125%	3/15/22	1,280,000	1,262,516

Total Health Care Equipment & Supplies				3,923,262

Health Care Providers & Services - 3.6%
Express Scripts Holding Co., Senior Notes	3.500%	11/15/16	200,000	212,873
Express Scripts Holding Co., Senior Notes	4.750%	11/15/21	500,000	537,546
Humana Inc., Senior Notes	3.150%	12/1/22	210,000	196,087
Medco Health Solutions Inc., Senior Notes	4.125%	9/15/20	1,032,000	1,060,582
UnitedHealth Group Inc., Senior Notes	1.625%	3/15/19	1,000,000	966,896
UnitedHealth Group Inc., Senior Notes	3.375%	11/15/21	190,000	190,085
WellPoint Inc., Notes	5.875%	6/15/17	490,000	558,904
WellPoint Inc., Senior Notes	1.250%	9/10/15	30,000	30,228
WellPoint Inc., Senior Notes	3.125%	5/15/22	1,410,000	1,344,728

Total Health Care Providers & Services				5,097,929

Life Sciences Tools & Services - 0.2%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	300,000	295,506

Pharmaceuticals - 2.5%
AbbVie Inc., Senior Notes	1.750%	11/6/17	1,470,000	1,454,111	(a)
AbbVie Inc., Senior Notes	2.900%	11/6/22	900,000	857,034	(a)
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	600,000	583,682
Wyeth, Notes	5.950%	4/1/37	345,000	411,706

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES C FUND

Schedule of Investments (unaudited) (cont’d)	July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Pharmaceuticals - continued
Zoetis Inc., Senior Notes	3.250%	2/1/23	$200,000	$190,256	(a)

Total Pharmaceuticals				3,496,789

TOTAL HEALTH CARE				12,813,486

INDUSTRIALS - 1.5%
Commercial Services & Supplies - 0.2%
Waste Management Inc., Senior Notes	7.375%	5/15/29	200,000	247,404

Electrical Equipment - 1.1%
Eaton Corp., Senior Notes	1.500%	11/2/17	600,000	587,463	(a)
Eaton Corp., Senior Notes	2.750%	11/2/22	1,120,000	1,046,670	(a)

Total Electrical Equipment				1,634,133

Industrial Conglomerates - 0.2%
United Technologies Corp., Senior Notes	4.500%	6/1/42	230,000	231,105

TOTAL INDUSTRIALS				2,112,642

INFORMATION TECHNOLOGY - 1.8%
Computers & Peripherals - 1.6%
Apple Inc., Senior Notes	2.400%	5/3/23	2,500,000	2,298,305

Software - 0.2%
Oracle Corp., Senior Notes	1.200%	10/15/17	300,000	293,756

TOTAL INFORMATION TECHNOLOGY				2,592,061

MATERIALS - 11.8%
Chemicals - 1.2%
Ecolab Inc., Senior Notes	4.350%	12/8/21	60,000	63,489
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	1,200,000	1,330,273
PPG Industries Inc., Senior Notes	6.650%	3/15/18	230,000	272,242

Total Chemicals				1,666,004

Containers & Packaging - 1.3%
Rock-Tenn Co., Senior Notes	4.450%	3/1/19	1,200,000	1,273,066
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	370,000	365,109
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	180,000	173,624

Total Containers & Packaging				1,811,799

Metals & Mining - 9.3%
Barrick Gold Corp., Notes	4.100%	5/1/23	1,440,000	1,227,100	(a)
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	940,000	854,364
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	1,250,000	1,235,768
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	40,000	36,694
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.375%	3/15/18	350,000	331,980	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.100%	3/15/20	650,000	596,928	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	600,000	543,121
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	550,000	718,134
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	200,000	205,450
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,880,000	1,504,382
Vale Overseas Ltd., Notes	6.875%	11/21/36	913,000	905,978
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	2,881,000	2,743,504
Xstrata Canada Financial Corp., Senior Notes	4.950%	11/15/21	590,000	578,259	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.050%	10/23/15	740,000	737,215	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	880,000	860,022	(a)

Total Metals & Mining				13,078,899

Paper & Forest Products - 0.0%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	10,000	9,870

TOTAL MATERIALS				16,566,572

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES C FUND

Schedule of Investments (unaudited) (cont’d)	July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.2%
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	$220,000	$226,583
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	110,000	99,576

Total Diversified Telecommunication Services				326,159

Wireless Telecommunication Services - 0.7%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	200,000	231,388
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	350,000	380,208
America Movil SAB de CV, Senior Notes	3.125%	7/16/22	388,000	362,437

Total Wireless Telecommunication Services				974,033

TOTAL TELECOMMUNICATION SERVICES				1,300,192

UTILITIES - 5.3%
Electric Utilities - 5.3%
Duke Energy Corp., Senior Notes	3.550%	9/15/21	210,000	212,683
Exelon Corp., Bonds	5.625%	6/15/35	240,000	251,289
FirstEnergy Corp., Notes	7.375%	11/15/31	4,720,000	4,773,770
FirstEnergy Corp., Senior Notes	2.750%	3/15/18	430,000	416,791
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	1,290,000	1,179,981
Pacific Gas & Electric Co., Senior Notes	5.625%	11/30/17	480,000	556,040

TOTAL UTILITIES				7,390,554

TOTAL CORPORATE BONDS & NOTES (Cost - $120,318,189)				117,539,873

MUNICIPAL BONDS - 0.5%
Arizona - 0.0%
Arizona State Board of Regents University System Revenue	5.000%	7/1/43	20,000	20,432

California - 0.0%
California State, GO, Various Purpose	5.000%	4/1/42	60,000	60,796

Connecticut - 0.0%
Connecticut State, GO	5.000%	7/15/24	30,000	34,568

Georgia - 0.0%
Private Colleges & Universities Authority, GA, Revenue, Emory University	5.000%	10/1/43	40,000	41,514

Maryland - 0.0%
Maryland State, GO, Local Facilities Loan	5.000%	8/1/23	50,000	58,645

New Jersey - 0.1%
New Jersey State Transportation Trust Fund Authority, Revenue, Transportation Program	5.000%	6/15/42	50,000	50,604
New Jersey State Turnpike Authority Revenue	5.000%	1/1/43	30,000	30,538
New Jersey State Transportation Trust Fund Authority, Revenue, Transportation Program	5.000%	6/15/38	40,000	40,570

Total New Jersey				121,712

New York - 0.1%
New York Liberty Development Corp., Liberty Revenue, 1 WTC Port Authority Constructions	5.000%	12/15/41	40,000	40,737
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Second General Resolution	5.000%	6/15/47	20,000	20,525
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue	5.000%	6/15/47	20,000	20,468

Total New York				81,730

Ohio - 0.1%
Northeast, OH, Regional Sewer District Revenue, Waste Water Revenue Improvement	5.000%	11/15/43	40,000	41,630

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES C FUND

Schedule of Investments (unaudited) (cont’d)	July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Ohio - continued
Ohio State Turnpike Commission Revenue, Senior Lien	5.000%	2/15/48	$40,000	$40,574
Ohio State Turnpike Commission Revenue, Junior Lien-Infrastructure Projects	5.000%	2/15/48	90,000	89,268

Total Ohio				171,472

Texas - 0.1%
North East, TX, ISD, GO, PSFG	5.000%	8/1/43	30,000	31,343
San Antonio, TX, Electric and Gas Revenue, Junior Lien	5.000%	2/1/43	70,000	72,079

Total Texas				103,422

Utah - 0.1%
Utah Transit Authority, Sales Tax Revenue	5.000%	6/15/42	80,000	80,909

TOTAL MUNICIPAL BONDS (Cost - $771,819)				775,200

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.8%
U.S. Government Obligations - 0.8%
U.S. Treasury Notes	1.375%	6/30/18	580,000	580,158
U.S. Treasury Notes	1.750%	5/15/23	600,000	556,547

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $1,141,459)				1,136,705

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $122,231,467)				119,451,778

SHORT-TERM INVESTMENTS - 13.5%
Repurchase Agreements - 13.5%
State Street Bank & Trust Co. repurchase agreement dated 7/31/13; Proceeds at maturity - $18,958,005; (Fully collateralized by U.S. Government Agency Obligations, 2.110% due 11/7/22; Market Value - $19,340,246) (Cost - $18,958,000)	0.010%	8/1/13	18,958,000	18,958,000

TOTAL INVESTMENTS - 98.5% (Cost - $141,189,467#)				138,409,778
Other Assets in Excess of Liabilities - 1.5%				2,061,951

TOTAL NET ASSETS - 100.0%				$140,471,729

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of July 31, 2013.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security.

(e)	Value is less than $1.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

GO	— General Obligation
ISD	— Independent School District
PSFG	— Permanent School Fund Guaranty

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset SMASh Series C Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

Notes to Schedule of Investments (unaudited) (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$117,539,873	$0	*	$117,539,873
Municipal bonds	—	775,200	—		775,200
U.S. government & agency obligations	—	1,136,705	—		1,136,705

Total long-term investments	—	$119,451,778	$0	*	$119,451,778

Short-term investments†	—	18,958,000	—		18,958,000

Total investments	—	$138,409,778	$0	*	$138,409,778

Other financial instruments:
Futures contracts	$2,445,668	—	—		$2,445,668

Total	$2,445,668	$138,409,778	$0	*	$140,855,446

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Futures contracts	$558,686	—	—		$558,686

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the

Notes to Schedule of Investments (unaudited) (continued)

collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended July 31, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the

Notes to Schedule of Investments (unaudited) (continued)

referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to

Notes to Schedule of Investments (unaudited) (continued)

each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of July 31, 2013, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(i) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At July 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,207,024
Gross unrealized depreciation	(4,986,713)

Net unrealized depreciation	$(2,779,689)

At July 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	336	9/13	$41,338,061	$40,779,375	$(558,686)
Contracts to Sell:
U.S. Treasury 10-Year Notes	684	9/13	88,928,918	86,483,250	2,445,668

Net unrealized gain on open futures contracts					$1,886,982

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2013.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$2,445,668	$(558,686)	$1,886,982

Notes to Schedule of Investments (unaudited) (continued)

During the period ended July 31, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options†	$2,177
Futures contracts (to buy)	12,749,266
Futures contracts (to sell)	65,576,304

Average notional balance
Credit default swap contracts (to sell protection)†	$285,070

†	At July 31, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Institutional Trust

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 25, 2013

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	September 25, 2013